                                                                     EXHIBIT 1.1


                             UNDERWRITING AGREEMENT


                   Navistar Financial Securities Corporation
                  Navistar Financial Dealer Note Master Trust

                                 $[__________]

       Series 1997-1 Floating Rate Dealer Note Asset Backed Certificates


                                                                 August __, 1997


CREDIT SUISSE FIRST BOSTON CORPORATION
11 Madison Avenue
New York, NY 10010


Ladies and Gentlemen:

         Navistar Financial Securities Corporation, a Delaware corporation (the "Company"), as originator of the Navistar Financial Dealer Note Master Trust (the "Master Trust"), proposes, subject to the terms and conditions stated herein, to cause to be issued and sold to the underwriters listed in Schedule I hereto (the "Underwriters") an aggregate of [$___________] principal amount of the Series 1997-1 Floating Rate Dealer Note Asset Backed Certificates (the "Securities"). The Securities will be issued by the Master Trust pursuant to a Pooling and Servicing Agreement, dated as of June 8, 1995, and a Series 1997-1 Supplement dated as of [August __, 1997] (collectively, the "Master Pooling and Servicing Agreement"), among the Company, Navistar Financial Corporation ("NFC"), as Servicer and Bank of New York, as trustee (the "Master Trust Trustee"). Capitalized terms used and not otherwise defined herein are used as defined in the Master Pooling and Servicing Agreement.

         The Master Trust assets in which the Securities will have an undivided interest include a Seller Certificate (the "Seller Certificate"), issued pursuant to a Pooling and Servicing Agreement, dated as of November 1, 1990 and amended as of May 26, 1993, and March 23, 1995 (as further amended as of June 8, 1995, and October 16, 1996, the "Existing Pooling and Servicing Agreement") and a Class A-5 Pass-Through Certificate (the "Class A-5 Certificate") issued pursuant to the Existing Pooling and Servicing Agreement as supplemented by a Supplement A-5 to the Existing Pooling Servicing Agreement, to be dated as of [August

__, 1997](the "Class A-5 Supplement"; the Existing Pooling and Servicing Agreement as supplemented by the Class A-5 Supplement is referred to herein as the "1990 Pooling and Servicing Agreement"), each among the Company, NFC, as servicer, and The Chase Manhattan Bank (as successor to Manufacturers Hanover Trust Company), as trustee (the "1990 Trustee"). The trust formed pursuant to the 1990 Pooling and Servicing Agreement is referred to herein as the "1990 Trust."

         The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-3 (File No. 333-[___]), including a prospectus, for the registration of asset-backed securities (issuable in series and classes thereof), including the Securities, which registration statement has become effective, and a copy of which, as amended to the date hereof, has heretofore been delivered to the Underwriters. The Seller proposes to file with the Commission pursuant to Rules 424(b)(5) and 424(c) under the Securities Act a supplement dated [August __, 1997] (the "Prospectus Supplement") to the prospectus dated [August __, 1997](the "Base Prospectus") relating to the Securities and the method of distribution thereof. Such registration statement, including exhibits thereto, is hereinafter called the "Registration Statement"; and the Base Prospectus and the Prospectus Supplement, together with any amendment thereof or supplement thereto authorized by the Seller prior to the Closing Date for use in connection with the offering of the Securities are hereinafter called the "Prospectus."

         The Company hereby agrees with the Underwriters as follows:

         1. The Company agrees to sell and deliver the Securities to the Underwriters as hereinafter provided, and the Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree to purchase, severally and not jointly, from the Company the respective principal amount of Securities set forth opposite each Underwriter's name in Schedule I hereto at a price equal to [__________]% of their principal amount plus accrued interest, if any, from [August __, 1997] to the date of payment and delivery.

         2. The Company understands that the Underwriters intend (i) to make a public offering of the Securities as soon as they deem advisable after this Agreement has become effective and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

         3. Payment for the Securities shall be made to the Company or to its order by wire transfer or other same day funds at the





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office of Kirkland & Ellis, Chicago, Illinois at 9:00 A.M., Chicago time, on
[August __, 1997], or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Underwriters and the Company may agree upon in writing. The time and date of such payment for the Securities are referred to herein as the "Closing Date." As used herein, the term "Business Day" means any day other than a Saturday, a Sunday or a day on which banks are permitted or required to be closed in New York City.

         Payment for the Securities shall be made against delivery to the Underwriters on the Closing Date of one or more definitive certificate(s) representing the Securities registered in the name of Cede & Co., as nominee for The Depositary Trust Company and in such denominations, as permitted by the Master Pooling and Servicing Agreement, as the Underwriters shall request in writing not later than two full Business Days prior to the Closing Date, with any transfer taxes payable in connection with the transfer to the Underwriters of the Securities duly paid by the Company. The certificate(s) for the Securities will be made available for inspection and packaging by the Underwriters in New York, New York not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

         4. The Company represents and warrants to each of the Underwriters that:

                 (a) no order preventing or suspending the use of any preliminary prospectus filed as part of the Registration Statement has been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement, as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein;

                 (b) the Registration Statement has become effective, and the Registration Statement as of its effective date (the "Effective Date"), and the Prospectus, as of the date of the Prospectus Supplement, complied in all material respects with the applicable requirements of the Securities Act; no stop order suspending the effectiveness of the Registration





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         Statement has been issued and no proceeding for that purpose has been instituted or, to the best knowledge of the Company, threatened by the Commission; and the Registration Statement, as of the Effective Date, did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, as of the date of the Prospectus Supplement, did not, and as of the Closing Date will not, contain an untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein;

                 (c) each of the Company and NFC has been duly incorporated under the laws of its jurisdiction of incorporation; each of the Company and NFC is a validly existing corporation in good standing under the laws of its jurisdiction of incorporation, with full power and corporate authority to own, lease and operate its properties and conduct its business, and is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the business, results of operations or financial condition or the material properties or assets of the Company or NFC or the performance of their obligations hereunder or under the Securitization Agreements (as defined below) (a " Material Adverse Effect");

                 (d) each of this Agreement, the Master Pooling and Servicing Agreement, the Existing Pooling and Servicing Agreement, the 1990 Purchase Agreement and the Contribution Agreement (as defined in the Existing Pooling and Servicing Agreement) (collectively, excluding this Agreement, the " Existing Agreements") has been duly authorized, executed and delivered by the Company and NFC;

                 (e) the execution and delivery of the Series 1997-1 Supplement, the Class A-5 Supplement and the Purchase Agreement (collectively, the "Additional Agreements" and, together with the Existing Agreements, the "Securitization





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         Agreements") have been duly and validly authorized by the Company and
         NFC;

                 (f) this Agreement constitutes the valid and binding agreement of the Company and NFC; and each Existing Agreement constitutes, and when executed and delivered by each of the Company and NFC, each Additional Agreement will (assuming due authorization, execution and delivery by the 1990 Trustee or the Master Trust Trustee, as applicable) constitute, a legal, valid and binding agreement of each of the Company and NFC, enforceable against the Company and NFC in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought;

                 (g) the Securities and the Securitization Agreements conform in all material respects to the descriptions thereof in the Prospectus;

                 (h) the Securities have been duly and validly authorized for issuance and, when executed by the Company and authenticated by the Master Trust Trustee in accordance with the provisions of the Master Pooling and Servicing Agreement, and delivered to and paid for by the Underwriters in accordance with the terms hereof, will have been duly and validly executed, authenticated, issued and delivered and will be entitled to the benefits of the Master Pooling and Servicing Agreement, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought;

                 (i) the Class A-5 Certificate has been duly and validly authorized for issuance and, when executed by the Company and authenticated by the 1990 Trustee in accordance with the provisions of the 1990 Pooling and Servicing Agreement, and delivered to the Master Trust Trustee in accordance with the terms of the Master Pooling and Servicing Agreement, will have been duly executed, authenticated, issued and delivered and will be entitled to the benefits of the 1990 Pooling and Servicing Agreement, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of





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         equity and the discretion of the court before which any proceeding therefor may be brought;

                 (j) the Seller Certificate has been duly and validly issued, executed and authenticated in accordance with the provisions of the 1990 Pooling and Servicing Agreement, and is entitled to the benefits of the 1990 Pooling and Servicing Agreement, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought;

                 (k) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Securities and the Securitization Agreements, and the consummation by the Company of the transactions contemplated herein and therein and in the Prospectus, (i) do not and will not result in any violation of the Certificate of Incorporation or the By-laws of the Company and
         (ii) do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness or the purchase of any capital stock under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company under, (A) any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, partnership agreement or other agreement or instrument to which the Company, NFC, Navistar International Transportation Corporation ("NITC") or Navistar International Corporation ("NIC") is a party or by which any of them may be bound or to which any of their respective properties or assets may be subject, (B) (assuming, prior to the effectiveness of the Registration Statement, compliance with the Securities Act) any applicable law or statute, rule or regulation (other than the securities or Blue Sky laws of the various states of the United States of America) or (C) any judgment, order or decree of any government, governmental instrumentality, agency, body or court, domestic or foreign, having jurisdiction over the Company, NFC, NITC or NIC or any of their respective properties or assets;

                 (l) the execution and delivery by NFC of, and the performance by NFC of all of its obligations under, this Agreement and the Securitization Agreements, and the consummation by NFC of the transactions contemplated herein





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         and therein and in the Prospectus, (i) do not and will not result in any violation of the Certificate of Incorporation or the By-laws of NFC and (ii) do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness or the purchase of any capital stock under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of NFC under, (A) any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, partnership agreement or other agreement or instrument to which NFC, the Company, NITC or NIC is a party or by which any of them may be bound or to which any of their respective properties or assets may be subject, (B) (assuming, prior to the effectiveness of the Registration Statement, compliance with the Securities Act) any applicable law or statute, rule or regulation (other than the securities or Blue Sky laws of the various states of the United States of America) or (C) any judgment, order or decree of any government, governmental instrumentality, agency, body or court, domestic or foreign, having jurisdiction over NFC, the Company, NITC or NIC or any of their respective properties or assets;

                 (m) the representations and warranties of the Company and NFC set out in the Securitization Agreements are true and correct in all material respects;

                 (n) no authorization, approval, consent, order, registration, qualification or license of, or filing with, any government, governmental instrumentality, agency, body or court, domestic or foreign, or third party (other than as have been or will be prior to the Closing Date obtained under the Securities Act or as may subsequently be required under the Securities Exchange Act of 1934 (the "Exchange Act") or as may be required under the securities or Blue Sky laws of the various states of the United States of America) is required for the valid authorization, issuance, sale and delivery of the Securities, or the performance by the Company or NFC of all of its obligations under this Agreement, the Securitization Agreements or (in the case of the Company) the Securities, or the consummation by the Company or NFC of the transactions contemplated by this Agreement, the Securitization Agreements or the Prospectus;

                 (o) neither the Company nor NFC (i) is in violation of its Certificate of Incorporation or By-Laws or (ii) is in breach or violation of any of the terms or provisions of, or with the giving of notice or lapse of time, or both, would





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         be in default under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, partnership agreement, or other agreement or instrument to which the Company or NFC is a party or by which either of them may be bound or to which any of their properties or assets may be subject, except for such violations or defaults that would not have a Material Adverse Effect;

                 (p) there is no action, suit or proceeding before or by any government, governmental instrumentality, agency, body or court, domestic or foreign, now pending or, to the best knowledge of the Company and NFC after due inquiry, threatened against or affecting the Company or NFC (i) asserting the invalidity of this Agreement, any Securitization Agreement or the Securities, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any Securitization Agreement, (iii) that might materially and adversely affect the performance by either the Company or NFC of its obligations under, or the validity or enforceability of, this Agreement, any Securitization Agreement or the Securities, (iv) seeking to affect adversely the federal income tax attributes of the Securities described in the Prospectus or (v) that if determined adversely as to either the Company or NFC would have a Material Adverse Effect on either the Company or NFC;

                 (q) there has not been any material adverse change in the business, results of operations or financial condition or the material properties or assets of NITC or NFC since the end of the most recent fiscal quarter of NITC or NFC;

                 (r) any taxes, fees, and other governmental charges in connection with the execution and delivery of this Agreement and the Securitization Agreements and the execution, delivery, and sale of the Securities have been or will be paid at or before the Closing Date;

                 (s) the Dealer Notes and/or Investment Securities held by the 1990 Trust on the Closing Date (after giving effect to all transactions occurring on such date) will have an aggregate principal amount of not less than $[___________];

                 (t) neither the Master Pooling and Servicing Agreement nor the 1990 Pooling and Servicing Agreement is required to be qualified under the Trust Indenture Act of 1939, as amended (the " Trust Indenture Act"), and none of the Company, the 1990 Trust or the Master Trust is required to be registered under the Investment Company Act of 1940, as amended (the " Investment Company Act");





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                 (u)  neither the Company nor NFC is a party to, or otherwise bound by, any indenture or other material agreement or instrument, or, to the Company's or NFC's knowledge, subject to or in violation of any statute, regulation, or order of any governmental body, administrative agency, regulatory body, or court having jurisdiction over the Company or NFC that would have a Material Adverse Effect; and

                 (v) there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

         5. The Company covenants and agrees with the several Underwriters as follows:

                 (a) to cause the Prospectus Supplement to be transmitted to the Commission for filing pursuant to Rules 424(b)(5) and 424(c) under the Securities Act by means reasonably calculated to result in filing with the Commission pursuant to said rule;

                 (b) to deliver, at the expense of the Company, (i) on the Closing Date, [four] signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits, to the Underwriters, and (ii) during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) as the Underwriters may reasonably request;

                 (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, to furnish to the Underwriters and their counsel a copy of the proposed amendment or supplement for review within a reasonable time prior to the proposed filing thereof and not to file any such proposed amendment or supplement to which the Underwriters or their counsel reasonably object;

                 (d) to advise the Underwriters promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose





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         and (iv) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain promptly the withdrawal thereof;

                 (e) if, during such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters or in the opinion of counsel for the Company a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or information shall become known as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances at the time the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to, at the sole expense of the Company, prepare and, subject to Section 5(c) above, file with the Commission, and furnish to the Underwriters and to the dealers (whose names and addresses the Underwriters will furnish to the Company) to which Securities may have been sold by the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances at the time the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

                 (f) (i) to use its best efforts to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities and (ii) to pay all fees and expenses (including fees and disbursements of counsel for the Underwriters) incurred in connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as the Underwriters may designate; provided that the Company shall not be required to file a general consent to service of process or qualify as a foreign corporation in any jurisdiction;

                 (g) to cause the Master Trust to make generally available to holders of the Securities and to the Underwriters, in accordance with Rule 158 under the Securities Act or otherwise, as soon as practicable, but in





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         any event not later than forty-five days after the end of the fourth full fiscal quarter (ninety days in the case of the last fiscal quarter in any fiscal year) following the fiscal quarter ending after the Effective Date, an earnings statement of the Master Trust (which need not be audited) complying with Section 11(a) of the Securities Act and covering a period of at least twelve consecutive months beginning after the Effective Date;

                 (h) so long as the Securities are outstanding, to deliver or cause to be delivered to the Underwriters the annual statements as to compliance and the annual statement(s) of a firm of independent public accountants delivered to the Master Trust Trustee pursuant to the Master Pooling and Servicing Agreement and to the 1990 Trustee pursuant to the 1990 Pooling and Servicing Agreement, in each case promptly after such statements are furnished to the Company;

                 (i) to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the 1990 Trustee and the Master Trust Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the qualification or exemption of the sale of the Securities under state securities or Blue Sky laws and the determination of their eligibility for investment under state and federal laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, (iv) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Securitization Agreements and all other agreements relating hereto or thereto, the Preliminary Blue Sky Memorandum and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, and (v) payable to rating agencies in connection with the rating of the Securities;

                 (j) so long as any of the Securities are outstanding, to furnish to the Underwriters as soon as practicable after the end of the fiscal year, (i) all documents required to be distributed to security holders of either the Master Trust or the 1990 Trust or filed with the Commission pursuant to the Exchange Act, or any order of the Commission thereunder and (ii) from time to time, any other information concerning





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         the Company filed with any government or regulatory authority that is otherwise publicly available, as the Underwriters may reasonably request; and

                 (k) to the extent, if any, that the rating provided with respect to the Securities by the rating agency or agencies that initially rate the Securities is conditional upon the furnishing of documents or the taking of any other actions by the Company, to furnish, as soon as practicable, such documents and take any such other reasonable actions.

         The Company and NFC agree with the Underwriters during the period of 30 days from the date of the Prospectus, not to offer, sell, contract to sell or announce any offering of any securities of the Company or any other affiliate of NFC, or any other trust for which the Company or any other affiliate of NFC is depositor, which represent participation interests in wholesale dealer notes issued by dealers to finance purchases of new and used medium and heavy duty trucks, without the Underwriters' prior written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the Company and NFC may at any time cause the Master Trust to issue a variable funding certificate to be placed with any single-seller asset-backed commercial paper vehicle administered by NFC.

         6. The several obligations of the Underwriters hereunder to purchase the Securities are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

                 (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and any requests for additional information by the Commission shall have been complied with to the reasonable satisfaction of the Underwriters.

                 (b) Each of the representations and warranties of the Company and NFC contained herein shall be true and correct on and as of the Closing Date as if made on and as of the Closing Date, and each of the Company and NFC shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

                 (c) All corporate proceedings and related matters in connection with the organization of the Company, the validity of the Securitization Agreements and the registration, authorization, issue, sale and delivery of the Securities shall have been satisfactory to counsel to the





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         Underwriters, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this paragraph (c).

                 (d) The Underwriters shall have received on the Closing Date a signed opinion of Kirkland & Ellis, special counsel for the Company and NFC, in form and substance reasonably satisfactory to the Underwriters and counsel to the Underwriters, dated the Closing Date and addressed to the Underwriters, to the effect that:

                          (i) the Securities have been duly and validly authorized for issuance and when executed by the Company and authenticated by the Master Trust Trustee in accordance with the provisions of the Master Pooling and Servicing Agreement, and delivered to and paid for by the Underwriters in accordance with the terms hereof, will have been duly executed, authenticated, issued and delivered and will be entitled to the benefits provided by the Master Pooling and Servicing Agreement, in accordance with its terms;

                          (ii) the Class A-5 Certificate has been duly and validly authorized for issuance and, when executed by the Company and authenticated by the 1990 Trustee in accordance with the provisions of the 1990 Pooling and Servicing Agreement, and delivered to the Master Trust Trustee in accordance with the terms of the Master Pooling and Servicing Agreement, will have been duly executed, authenticated, issued and delivered and will be entitled to the benefits of the 1990 Pooling and Servicing Agreement, in accordance with its terms;

                          (iii) this Agreement has been duly authorized, executed and delivered on the part of the Company and NFC and is a valid and binding agreement of each of the Company and NFC; and each Existing Agreement constitutes, and when executed and delivered by each of the Company and NFC, each Additional Agreement will constitute, a legal, valid and binding agreement of each of the Company and NFC (and assuming due authorization, execution and delivery by the 1990 Trustee or the Master Trust Trustee, as applicable, with respect to the Additional Agreements), enforceable against the Company and NFC in accordance with its terms,

                          (iv) the execution and delivery by the Company of, and the performance by the Company of all of its obligations under, this Agreement, the Class A-5

                 Certificate, the Securities and the Securitization Agreements, and the consummation by the Company of the transactions contemplated herein and therein and in the Prospectus, (A) have been duly authorized by all necessary corporate action on the part of the Company, (B) do not and will not result in any violation of the Certificate of Incorporation or the By-laws of the Company and (C) do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness or the purchase of any capital stock under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company under (1) any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, partnership agreement or other agreement or instrument to which the Company, NFC, NITC or NIC is a party or by which any of them may be bound or to which any of their respective properties or assets may be subject, which has been specified by the Company in an officers' certificate as being material to the Company, NFC, NITC or NIC (except that such counsel need not express any opinion with respect to conflicts, breaches or defaults under cross-default provisions arising out of a default under any agreement not so specified in such officers' certificate), (2) based upon existing facts of which such counsel is aware, any Federal or State of New York or Illinois law which, in such counsel's experience, is normally applicable to general business corporations which are not engaged in regulated business activities and to transactions of the type contemplated by this Agreement and the Securitization Agreements (but without such counsel having made any special investigation as to any other laws), except that such counsel shall express no opinion as to any law (x) which might be violated by any misrepresentation or omission of fact or a fraudulent act in connection with the transactions contemplated by this Agreement or (y) to which the Company, NFC, NITC or NIC may be subject solely as a result of the Underwriters' (as opposed to underwriters generally) legal or regulatory status, or the Underwriters' (as opposed to underwriters generally) involvement in the transactions contemplated by this Agreement or (3) any judgment, order or decree of any government, governmental instrumentality, agency, body or court, domestic or foreign, known to such counsel and having jurisdiction over the Company, NFC, NITC or NIC or any of their respective properties or assets;

                          (v) the execution and delivery by NFC of, and the performance by NFC of all of its obligations under, this Agreement and the Securitization Agreements and the consummation by NFC of the transactions contemplated herein and therein and in the Prospectus, (A) have been duly authorized by all necessary corporate action on the part of NFC, (B) do not and will not result in any violation of the Certificate of Incorporation or the By-laws of NFC and (C) do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness or the purchase of any capital stock under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of NFC under (1) any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, partnership agreement or other agreement or instrument to which the Company, NFC, NITC or NIC is a party or by which any of them may be bound or to which any of their respective properties or assets may be subject which has been specified by the Company in an officers' certificate as being material to the Company, NFC, NITC or NIC (except that such counsel need not express any opinion with respect to conflicts, breaches or defaults under cross-default provisions arising out of a default under any agreement not so specified in such officers' certificate), (2) based upon existing facts of which such counsel is aware, any Federal or State of New York or Illinois law which, in such counsel's experience, is normally applicable to general business corporations which are not engaged in regulated business activities and to transactions of the type contemplated by the Securitization Agreements (but without such counsel having made any special investigation as to any other laws), except that such counsel shall express no opinion as to any law (x) which might be violated by any misrepresentation or omission of fact or a fraudulent act in connection with the transactions contemplated by this Agreement or (y) to which the Company, NFC, NITC or NIC may be subject solely as a result of the Underwriters' (as opposed to underwriters generally) legal or regulatory status, or the Underwriters' (as opposed to underwriters generally) involvement in the transactions contemplated by this

                 Agreement or (3) any judgment, order or decree of any government, governmental instrumentality, agency, body or court, domestic or foreign, known to such counsel and having jurisdiction over the Company, NFC, NITC or NIC or any of their respective properties or assets;

                          (vi) the statements contained in the Registration Statement under the headings "Federal Income Tax Matters," "Certain State Tax Matters," "ERISA Considerations" and "Certain Matters Relating to Bankruptcy" to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, are correct in all material respects; and the Securities, the Class A-5 Certificate and the Securitization Agreements conform in all material respects to the descriptions thereof in the Prospectus set forth under the caption "Description of the Offered Certificates";

                          (vii) neither the Master Pooling and Servicing
                 Agreement nor the 1990 Pooling and Servicing Agreement is required to be qualified under the Trust Indenture Act, and none of the Company, the 1990 Trust and the Master Trust is required to be registered under the Investment Company Act;

                          (viii) no authorization, approval, consent, order, registration, qualification or license of, or filing with, any government, governmental instrumentality, agency, body or court, domestic or foreign, is required for the valid authorization, issuance, sale and delivery of the Securities or the Class A-5 Certificate, or the performance by the Company or NFC of all of its obligations under this Agreement, the Securitization Agreements or (in the case of the Company) the Securities or the Class A-5 Certificate or the consummation by the Company or NFC of the transactions contemplated hereby, thereby or by the Prospectus, except such consents, approvals, authorizations, registrations, qualifications or licenses as have been obtained under the Securities Act and as may be required under state securities or Blue Sky laws of the various states of the United States of America, and such other consents, approvals, authorizations, registrations, qualifications, or licenses as have been obtained, with such counsel specifying the same; and

                          (ix) the Registration Statement at the time it became effective and the Prospectus as of its date and any further amendments and supplements thereto made by the Company prior to the Closing Date (other than financial, statistical and accounting data therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act.

                 Such counsel shall also advise, based on its participation in the preparation of the Registration Statement and the Prospectus and conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and counsel to the Underwriters, that nothing has come to its attention that leads it to believe that the Registration Statement and any post-effective amendment thereto (other than the financial statements, supporting schedules and other financial and statistical data set forth therein, as to which no advice need be given), at the time such Registration Statement or post-effective amendment became effective or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (as supplemented, if applicable) other than the financial statements, supporting schedules and other financial and statistical data set forth therein, as to which no advice need be given), as of its date or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 In rendering such opinions, such counsel may rely as to matters of fact, to the extent such counsel reasonably deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. In addition, such opinion of counsel may state that such counsel's opinions are subject to the effect of applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or transfer or other laws of general applicability relating to or affecting the enforcement of creditors' rights from time to time in effect and to general principles of equity.

                 (e) Kirkland & Ellis shall have furnished to the Underwriters a letter stating that the Underwriters may rely on their opinions, as special counsel to the Company and NFC, as delivered to Moody's Investors Service, Inc. and

         Standard & Poor's Ratings Group in connection with the rating of the Securities.

                 (f) The Underwriters shall have received on the Closing Date a signed opinion of William W. Jones, General Counsel of NFC, in form and substance reasonably satisfactory to the Underwriters and counsel to the Underwriters, dated the Closing Date and addressed to the Underwriters, to the effect that:

                          (i) each of the Company and NFC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to own, lease and operate its properties and to conduct its business;

                          (ii) except as described in the Registration Statement and the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality, agency, body or court, domestic or foreign, now pending or, to the best knowledge of such counsel, threatened against or affecting the Company, NFC, NITC or NIC that could have a Material Adverse Effect or that could have a material adverse effect on the consummation of the transactions contemplated in, or the fulfillment of the terms of, this Agreement, the Prospectus or the Securitization Agreements; there is no action, suit or proceeding before or by any government, governmental instrumentality, agency, body or court, now pending, or to the best knowledge of such counsel, threatened against or affecting the Company, NFC, NITC or NIC that is required to be described in the Registration Statement or the Prospectus that is not so described; and to the best of such counsel's knowledge, there are no contracts or other documents of a character required to be described or referred to in the Registration Statement or the Prospectus, or to be filed as an exhibit to the Registration Statement, that are not described, filed or referred to as required;

                          (iii) the execution and delivery by the Company and NFC of, and the performance by the Company and NFC of all of the provisions of its obligations under, this Agreement, the Securitization Agreements and the Securities, and the consummation by the Company and NFC of the transactions contemplated herein, therein and in the Prospectus, do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness or the purchase of any capital stock under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or of any Subsidiary under, (A) any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, partnership agreement or other agreement or instrument to which the Company, NFC, NITC or NIC is a party or by which any of them may be bound or to which any of their respective properties or assets may be subject or (B) any judgment, order or decree of any government, governmental instrumentality, agency, body or court, domestic or foreign, having jurisdiction over the Company, NFC, NITC or NIC or any of their respective properties or assets; and

                          (iv) the statements contained in the Registration Statement under the heading "Certain Matters Relating to the Dealer Notes," to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, are correct in all material respects.

                 Such counsel shall also advise, based on his participation in the preparation of the Registration Statement and the Prospectus and conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and counsel to the Underwriters, that nothing has come to his attention that leads him to believe that the Registration Statement and any post-effective amendment thereto (other than the financial statements, supporting schedules and other financial and statistical data set forth therein, as to which no advice need be given), at the time such Registration Statement or post-effective amendment became effective or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (as supplemented, if applicable) (other than the financial statements, supporting schedules and other financial and statistical data set forth therein, as to which no advice need be given), as of its date or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (g) On the date hereof and at the Closing Date, Deloitte & Touche shall have furnished to the Underwriters letters, dated the respective date of delivery thereof, in form and substance satisfactory to the Underwriters.

                 (h) Counsel to each of the 1990 Trustee and the Master Trust Trustee shall have furnished to the Underwriters written opinions, dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters.

                 (i) The Dealer Notes and/or Investment Securities held by the 1990 Trust on the Closing Date (after giving effect to all transactions occurring on such date) will have an aggregate principal amount of not less than $[___________].

                 (j) At or prior to the Closing Date, the Securities shall be rated "Aaa" by Moody's Investors Service, Inc. and "AAA" by Standard & Poor's Ratings Group.

                 (k) The Company shall have furnished or caused to be furnished to the Underwriters a certificate, dated the Closing Date, by either the President or a Vice President of NITC and NFC (in his capacity as such) to the effect that the signer of such certificate has carefully examined the Securitization Agreements and to the effect that: (i) the representations and warranties of the Company and NFC contained in such agreements are true and correct in all material respects at and as of the Closing Date with the same effect as if made at the Closing Date, (ii) the Company and NFC have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened, (iv) there shall have been no material adverse change in the business, results of operation or financial condition or the material properties or assets of NITC or NFC since the end of the most recent fiscal quarter of NITC or NFC, and (v) nothing has come to his attention that would lead him to believe that the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (l) The Underwriters shall have received on and as of the Closing Date an opinion dated the Closing Date of Mayer, Brown & Platt, counsel to the Underwriters, addressed to the Underwriters and in form and substance satisfactory to the Underwriters with respect to the validity of the Securities, the Master Pooling and Servicing Agreement, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

                 (m) On or prior to the Closing Date, the Company shall have furnished to the Underwriters such further certificates and documents as the Underwriters or their counsel, Mayer, Brown & Platt, shall reasonably request.

         7. (a) The Company and NFC will jointly and severally indemnify and hold harmless each Underwriter and each Person who controls any Underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Underwriters or any of them may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each Person who controls any Underwriter within the meaning of the Securities Act for any actual legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Company nor NFC will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company or NFC by any Underwriter specifically for use therein.

         (b) Each Underwriter, severally, agrees to indemnify and hold harmless the Company and NFC against any losses, claims, damages or liabilities to which the Company or NFC, as applicable, may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to NFC, as applicable, by such Underwriter specifically for use therein, and will reimburse any actual legal or other expenses reasonably incurred by the Company or NFC, as applicable, in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action or the assertion by a third party of a claim, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except and to the extent of any prejudice to such indemnifying party arising from such failure to provide such notice. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company or NFC on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company or NFC on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company or NFC on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company or NFC bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or NFC or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (e) The obligations of the Company and NFC under this Section shall be in addition to any liability that the Company or NFC may otherwise have and shall extend, upon the same terms and conditions, to each Person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of any Underwriter under this Section shall be in addition to any liability that such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company and NFC, to each officer of the Company or NFC who signed the Registration Statement and to each Person, if any, who controls the Company or NFC within the meaning of the Securities Act.

         (f) The respective indemnities, agreements, representations, warranties and other statements of the Company or NFC or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of the Underwriters, the Company or NFC or any of their respective representatives, officers or directors or any controlling Person, and will survive delivery of and payment for the Securities.

         8.  Each of the Underwriters represents and agrees that:

                 (a) it has not offered or sold, and will not offer or sell, any Series 1997-1 Certificates to persons in the United Kingdom, other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted, and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

                 (b) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 of Great Britain with respect to anything done by it in relation to the Series 1997-1 Certificates in, from or otherwise involving the United Kingdom; and

                 (c) it has only issued or passed on, and will only issue or pass on, in the United Kingdom any document in connection with the issue of Series 1997-1 Certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986, as amended, (Investment Advertisements) (Exceptions) Order 1996, as amended, or is otherwise a person to whom the document may otherwise lawfully be issued or passed on.

         9. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Underwriters, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc., (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or
(iii) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Underwriters, is material and adverse and which, in the judgment of the Underwriters, makes it impracticable or inadvisable to market the Securities on the terms and in the manner contemplated in the Prospectus.

         10. If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder.

         11. Any action by the Underwriters hereunder may be taken by the Underwriters jointly or by Credit Suisse First Boston Corporation alone on behalf of the Underwriters, and any such action taken by Credit Suisse First Boston Corporation alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or telecopied. Notices to the Underwriters shall be given to the Underwriters, c/o Credit Suisse First Boston Corporation, 11 Madison Avenue, New York, New York 10010, Attention: Investment Banking Department-Transactions Advisory Group (facsimile: (212) [___________].
Notices to the Company shall be given to it at 2850 W. Golf Road, Rolling Meadows, IL 60008; Attention: William W. Jones (facsimile: (847) 734-4090).

         12. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and any controlling person referred to herein and their respective successors, heirs and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors, heirs and legal representatives and the controlling persons and officers and directors referred to in Section 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

         13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

         If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                                        Very truly yours,


                                        NAVISTAR FINANCIAL SECURITIES
                                           CORPORATION


                                        By:_____________________________
                                           Name:
                                           Title:

                                        NAVISTAR FINANCIAL CORPORATION


                                        By:_____________________________
                                           Name:  R. Wayne Cain
                                           Title: Vice President Treasurer


Accepted: August __, 1997

CREDIT SUISSE FIRST BOSTON CORPORATION


By:________________________________
   Name:
   Title:

                                                                      SCHEDULE I



                                                               Principal Amounts
                                                                 of Securities
Underwriter                                                     to be Purchased
-----------                                                    -----------------
Credit Suisse First Boston Corporation  . . . . . . . . . . . . . . . . . . . .